Note 14 - Stock-based Compensation (Detail) - Fair Value Of Each Option Grant Assumptions Used (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Risk free rate	0.40%	1.00%	1.40%
Expected life in years	4 years 9 months	4 years 9 months	4 years 9 months
Expected volatility	40.30%	39.40%	39.80%
Dividend yield	0.00%	0.00%	0.00%
Weighted average fair value per option granted (in Dollars per share)	$ 10.87	$ 10.73	$ 6.85